                      1,800,000 SHARES OF COMMON STOCK*

                            SIGNATURE EYEWEAR, INC.

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                August ___, 1997


FECHTOR, DETWILER & CO., INC.
VAN KASPER & COMPANY
C/o Fechtor, Detwiler & Co., Inc.
155 Federal Street
Boston, MA  02110
     as Representatives of the several
     Underwriters named in Schedule I
     attached hereto.

Ladies and Gentlemen:

     The undersigned, Signature Eyewear, Inc., a California corporation (the

"Company"), hereby confirms its agreement with you (the "Representatives") and
--------                                                 ---------------
the other underwriters named in Schedule I hereto (the Representatives and the other underwriters being herein collectively referred to as the "Underwriters")
                                                                 ------------
as follows:

     1.   General.  Subject to the terms and conditions stated herein, the
          -------
Company proposes to issue and sell to the Underwriters 1,600,000 shares of common stock, $.001 par value per share, of the Company (the "Common Stock"),
                                                              ------------
and the stockholders of the Company named in Schedule II attached hereto (the

"Selling Stockholders") propose to sell to the Underwriters an aggregate of
---------------------
200,000 shares of the Common Stock. In addition, solely for the purpose of covering over-allotments, if any, the Company and Selling Stockholders propose to grant the Underwriters the option to purchase up to an additional 270,000 Shares. The Company also proposes to grant to the Representatives Warrants to purchase 180,000 additional shares (the "Representatives' Warrants") of Common Stock on the terms and for the purposes set forth in Section 4(g) hereof. The aggregate 1,800,000 shares of the Common Stock to be sold by the Company and the Selling Stockholders are herein called the "Firm Shares" and the aggregate
                                            -----------
270,000 additional shares of the Common Stock to be sold by the Company and the Selling

-----------------------------
* PLUS AN OPTION TO PURCHASE FROM THE COMPANY AND SELLING STOCKHOLDERS UP TO 270,000 ADDITIONAL SHARES TO COVER OVER-ALLOTMENTS.

Stockholders for the purpose of covering over-allotments, if any, are herein called the "Additional Shares".The Firm Shares, the Additional Shares and the
            -----------------
share of Common Stock issuable upon exercise of the Representatives' Warrants are together called the "Shares".The Shares and the Common Stock are more fully
                         ------
described in the Prospectus referred to below. Bernard Weiss and Julie Heldman, whom are indirectly included within the Selling Stockholders, are sometimes collectively referred to herein as the "Founding Stockholders".

     2.   Representations and Warranties of the Company.  The Company and the
          ---------------------------------------------
Founding Stockholders, jointly and severally, represent and warrant to, and agree with, the several Underwriters that:

          (a)    SEC Filing.  The Company has filed with the Securities and
                 ----------
Exchange Commission (the "Commission") a registration statement, and may have
                          ----------
filed one or more amendments thereto, on Form S-1 (Registration No. 333-30017), including in such registration statement and each such amendment a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). As used in this Agreement, the term
                              ---
"Registration Statement" means such registration statement, as amended, on file
-----------------------
with the Commission at the time such registration statement becomes effective under the Act (including the prospectus, financial statements, exhibits, and all other documents filed as a part thereof), provided, however, that such
                                          -----------------
registration statement, at the time it becomes effective under the Act, may omit such information as is permitted to be omitted from such registration statement when it becomes effective under the Act pursuant to Rule 430A of the General Rules and Regulations of the Commission promulgated under the Act (the

"Regulations"), which information (the "Rule 430A Information") shall be deemed
------------                            ---------------------
to be included in such registration statement when a final prospectus is filed with the Commission in accordance with Rules 430A and 424(b)(1) or (4) of the Regulations; the term "Preliminary Prospectus" means each Prospectus included in
                       ----------------------
the Registration Statement, or any amendments thereto, before the Registration Statement becomes effective under the Act, the form of prospectus omitting the Rule 430A Information included in the Registration Statement when the Registration Statement becomes effective under the Act, if applicable (the "Rule
                                                                            ----
430A Prospectus"), and any prospectus filed by the Company with your consent
---------------
pursuant to Rule 424(a) of the Regulations; and the term "Prospectus" means the
                                                          ----------
final prospectus included as part of the Registration Statement in the form first filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Regulations or, if no such filing is required, the final form of the prospectus forming a part of the Registration Statement. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the respective copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").
         -----

          (b)    Completeness.  When the Registration Statement becomes or
                 ------------
became effective under the Act, and at all times subsequent thereto, to and including the Closing Date (as defined in Section 4) and each Additional Closing Date (as defined in Section 4), and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment thereto shall become effective under the Act, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations in all material respects, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (or, in the case of the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading), and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; if a Rule 430A Prospectus is contemplated at the time the Registration Statement becomes effective under the Act, the Prospectus filed pursuant to Rules 430A and 424(b)(1) or (4) of the Regulations will contain all Rule 430A Information and all statements which are required to be stated therein in accordance with the Act or the Regulations, will comply with the Act and the Regulations in all material respects, and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and each Preliminary Prospectus, as of the date filed with the Commission, contained all statements required to be stated therein in accordance with the Act and the Regulations, complied with the Act and the Regulations in all material respects, and did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation or warranty is made in this Section 2(b), however, with respect to statements or omissions from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 9(d) with respect to any Underwriter expressly for inclusion in the Registration Statement, the Prospectus, or any related Preliminary Prospectus, or any amendment or supplement thereto.

          (c)    Stop Orders.  Neither the Commission nor the "blue sky" or
                 -----------
securities authority of any jurisdiction has issued an order (a "Stop Order")
                                                                 ----------
suspending the effectiveness of the Registration Statement, or preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, or refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Shares, nor to the knowledge of the Company has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

          (d)    Descriptions.  Any contract, agreement, instrument, lease,
                 ------------
license, certification or permit or other arrangement, whether written or oral, required by the Act or the Regulations to be described in the Registration Statement or the Prospectus has been properly described as required therein.
Any contract, agreement, instrument, lease, license, certification, permit or other arrangement required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement. The statements in the Registration Statement or the Prospectus summarizing the provisions of laws, rules, regulations, contracts, leases and other arrangements, whether written or oral, including, without limitation, the statements set forth under the captions "Risk Factors -- Substantial Dependence Upon Laura Ashley License," "-- Approval Requirements of Brand-Name Licensors," "--Limitations on Ability to Distribute Other Brand-Name Eyeglass Frames," "--Relationships with Domestic Distributions," "Business --Products," "Certain Relationships and Related Transactions" and "Shares Eligible for Future Sale" are accurate in all material respects and do not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Company's knowledge, there are no proposed amendments or additions to any such provisions of laws, rules, regulations, contracts, leases or other arrangements.

          (e)    Corporate Governance.  The Company is a corporation duty
                 --------------------
organized, validly existing and in good standing under the laws of the state of its incorporation, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with all federal, state, local and other governmental authorities and all courts and other tribunals (collectively, the

"Consents"), to own, lease, license and use its properties and assets and to
---------
conduct its business in the manner described in the Prospectus, except where the failure to obtain such Consents would not have a material adverse effect on the Company. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of property and assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect upon the Company.

          (f)    Capitalization.  The authorized capital stock of the Company
                 --------------
consists of 30,000,000 shares of Common Stock, of which 3,600,527 shares are outstanding, and 5,000,000 shares of Preferred Stock, $.001 par value, of which there are no shares outstanding. Each outstanding share of capital stock of the Company is validly authorized and issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof, and has not been issued and is not owned or held in violation of any preemptive or other similar rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as described in the Prospectus. Except as set forth in the Prospectus, there is outstanding no security or other instrument which by its terms is convertible into, or exchangeable for, capital stock of the Company. The certificates evidencing the Common Stock are in due and proper form.

          (g)    Financial Statements.  The financial statements of the Company
                 --------------------
(including the notes thereto and the supporting schedules) included in the Registration Statement and the Prospectus (collectively, the "Financial
                                                              ---------
Statements") fairly present, with respect to the Company, the financial
----------
position, the results of operations, the cash flows, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and are in accordance with the books and records of the Company. Altschuler, Melvoin and Glasser LLP, the accountants ("Accountants") whose report on the audited financial statements
                  -----------
is filed with the Commission as a part of the Registration Statement, are, and during the periods covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations. No other financial statements are required by Form S-1 or otherwise to be included in the Registration Statement or the Prospectus. The assumptions used in preparing the "As adjusted" financial information included in the Prospectus under the caption "Capitalization" are reasonable. The selected and summary financial and statistical data appearing in the Prospectus, including without limitation, under the captions "Summary Financial Data", "Dilution" and "Selected Financial Data" presents fairly the information purported to be shown therein, on the basis stated in the Prospectus as of the dates and for the periods indicated.

`         (h)    Litigation.  Except as disclosed in the Prospectus, there is no
                 ----------
litigation, arbitration, claim, governmental or other proceeding (formal or informal) or investigation pending or, to the knowledge of the Company, threatened, or any basis therefor known to the Company, with respect to the Company or any of its operations, businesses, properties or assets. The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree of any agency or body of the United States or of any state, county or locality, except such as individually or in the aggregate do not now have, and will not in the future have, a material adverse effect upon the financial condition, operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default of any order, judgment or decree.

          (i)    Properties.  The Company has (i) good and marketable title in
                 ----------
fee simple absolute to all real properties, and good title to all other material properties and assets, which the Prospectus indicates are owned by it, free and clear of all liens, claims, security interests, pledges, charges, encumbrances and mortgages, except as described in the Prospectus, and (ii) valid, subsisting and enforceable leases for the property described in the Prospectus as leased by it. No real property owned, leased, licensed or used by the Company lies in an area which is, or to the knowledge of the Company after due inquiry will be, subject to zoning, use or building code restrictions which would prevent the continued effective ownership, leasing, licensing or use of such real property in the business of the Company as presently conducted or as the Prospectus indicates it contemplates conducting.

          (j)    Compliance.  Neither the Company nor, to the knowledge of the
                 ----------
Company after due inquiry, any other party, is now or is expected to be in violation or breach of, or in default with respect to, any material provision of any material contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or by which its properties or assets may be bound, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company and is enforceable as to the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally, by equitable principles and applicable laws governing indemnification and contribution provisions. The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. The Company is not a party to, nor bound by, any contract, agreement, instrument, lease, license, arrangement or understanding, whether written or oral, or subject to any charter or other restriction, which has had, or is expected to have, individually or in the aggregate, a material adverse effect on the financial condition, operations, business, properties, assets, liabilities or future prospects of the Company (a "Material Adverse Effect"). The Company is
                                       -----------------------
not in violation or breach of, or in default with respect to, any term of its Articles of Incorporation or By-Laws.

          (k)     Trademarks, Licenses.  All trademarks, trademark applications,
                  --------------------
trade names, service marks, copyrights, franchises, licenses, and other intangible properties and assets (all of the foregoing being herein called

"Intangibles") that the Company owns or has pending, or under which it is
------------
licensed, which are material to its business are in good standing and, to the knowledge of the Company after due inquiry, uncontested. There is no right under any Intangible necessary to the business of the Company as presently conducted or as the Prospectus indicates it contemplates conducting, except as described in the Prospectus. To the knowledge of the Company, the Company has not infringed, is not infringing, or has not received notice of infringement or conflict with respect to asserted Intangibles of others. To the knowledge of the Company, there is no infringement by others which has had, or is expected to have, individually or in the aggregate, a Material Adverse Effect.

          (l)    Insurance.  The Company is insured by insurers of recognized
                 ---------
financial responsibility against such losses and risks and in such amounts as are, in the opinion of the Company's management, customary and adequate for the businesses in which it is engaged, including, but not limited to, general liability insurance and insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by any company that is comparable to the Company in terms of its financial condition, all of which insurance is in full force and effect. The Company has no reason to believe that it will not be able to renew existing insurance coverage with respect to the Company as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not now have, individually or in the aggregate, a Material Adverse Effect.

          (m) Contributions; Payments.  Neither the Company nor any director,
              -----------------------
officer, agent, employee or other person associated with, or acting on behalf of, the Company has, directly or indirectly at any time since the inception of the Company: used any Company funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from Company funds; violated any provision of the Foreign Corrupt Practices Act of 1977 (the

"FCPA"), as amended; or made any unlawful payment.  The Company's internal
 ----
accounting controls and procedures are sufficient to cause the Company to comply in all respects with the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), and the FCPA.
-------------

          (n) Corporate Authority.  The Company has all requisite power and
              -------------------
authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, including but not limited to, the power and authority to issue, sell and deliver the Shares being delivered by the Company in accordance with and upon the terms set forth in this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement by the Company and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally, by equitable principles and applicable laws governing indemnification and contribution provisions. No consent, authorization, approval, order, registration, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental or regulatory authority or any court or other tribunal is required for the execution, delivery or performance by the Company of this Agreement or the consummation of the transactions contemplated hereby (including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company), except filings under the Act which have been or will be made before the Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby except such as have been obtained. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not: (i) violate, result in a breach of any of the terms and provisions of, conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, or, with or without the giving of notice of the passage of time or both, entitle any party to terminate or call a default under, any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party or by which its properties or assets may be bound; (ii) violate, result in a breach of, or conflict with, any term of the Articles of Incorporation or By-Laws of the Company; or (iii) violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment or decree of any court or any public, governmental or regulatory authority having jurisdiction over the Company or any of its operations, businesses, properties or assets.

          (o)    Issuance of Shares.  The Shares are validly authorized and,
                 ------------------
when issued, delivered and sold in accordance with this Agreement, will be validly issued and outstanding, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof and will not have been issued in violation of or subject to any preemptive or similar rights of shareholders to subscribe for or to purchase such Shares. The Underwriters will receive good and valid title to the Shares purchased from the Company, free and clear of liens, claims, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts and other defects in title. The Shares and the Common Stock conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

          (p)    Recent Events.  Subsequent to the respective dates as of which
                 -------------
information is given in the Registration Statement and the Prospectus, and except as may otherwise be properly described in the Prospectus, the Company has not (i) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money, (ii) entered into any transaction not in the ordinary course of business, (iii) declared or paid any dividend on its capital stock, (iv) experienced any adverse change or any development which is expected to have a Material Adverse Effect, or (v) made any change in its capital stock or made any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company.

          (q)    Stabilization.  Neither the Company nor any of its officers,
                 -------------
directors or affiliates (as defined in the Regulations), has taken or will take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company or to facilitate the sale or resale of any of the Shares.

          (r)    Lock-Up Agreements.  The Company has obtained from each of its
                 ------------------
directors and executive officers (as defined in the Regulations), and from each other person who beneficially owns shares of Common Stock (or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for, shares of Common Stock), his, her or its enforceable written agreement, in form attached hereto as Appendix A (the "Lock-Up Agreement") that
                                      ----------       -----------------
he, she or it will not, for a period of one year after the date of the Prospectus, without the prior written consent of Fechtor, Detwiler & Co., Inc. ("Fechtor Detwiler") indirectly, offer to sell, sell, hypothecate, contract to
  ----------------
sell, grant any option to purchase, or otherwise dispose of (collectively, "transfer"), any shares of Common Stock beneficially owned as of the date such lockup agreement is executed (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned in accordance with the Rules and Regulations and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock except (i) pursuant to a bona fide gift to any person or other entity which agrees in writing to be bound by this restriction; (ii) in connection with a merger of the Company or a tender offer made to all of the Company's stockholders for control of the then outstanding shares of Common Stock; and (iii) after a period of 180 days from the date of this Prospectus, in an amount not in excess of 104,000 shares of Common Stock in the aggregate.

          (s)    Investment Company Act.  The Company is not, and does not
                 ----------------------
intend to conduct its business in a manner in which it would become, an investment company as defined in Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act").
                       ----------------------

          (t)    Registration Rights.  Except as described in the Prospectus, no
                 -------------------
person or entity has the right to require registration of shares of Common Stock or other securities of the Company.

          (u)    Finders.  Except as described in the Prospectus, the Company
                 -------
has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

          (v)    Environmental Matters.  The Company is (i) in compliance with
                 ---------------------
any and all applicable federal, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other
--------------------
approvals required of it under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company's knowledge, threatened (nor, to the Company's knowledge, is there any basis therefor) relating to the Environmental Laws or to the Company's activities involving Hazardous Materials. "Hazardous Materials" means any material or substance (i) that is prohibited or regulated by any Environmental Law, or (ii) that has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment. There has been no costs or liabilities, to the Company's knowledge after due inquiry, associated with the effect of Environmental Laws on the business, operations, properties or assets of the Company that would, individually or in the aggregate, have a Material Adverse Effect.

          (w)    NASD Affiliation.  To the knowledge of the Company after due
                 ----------------
inquiry, no officer, director or shareholder of the Company has any affiliation or association with the National Association of Securities Dealers, Inc. (the "NASD") or any member thereof, except as described in the Prospectus.
-----

          (x)    Taxes.  The Company has filed all necessary federal, state,
                 -----
local and foreign income, franchise and other tax returns and other reports required to be filed and has paid all taxes shown as due thereon; and there is no tax deficiency which has been, or, to the knowledge of the Company might be, asserted against the Company.

          (y)    Distribution of Prospectus.  The Company has not distributed
                 --------------------------
and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares, other than the Preliminary Prospectus or the Prospectus or other materials permitted by the Act and the Regulations to be distributed.

          (z)    Cuba.  The Company confirms as of the date hereof that it is in
                 ----
compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba, and the Company
---------------------------------------------------------
further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later,
                                        ----------
or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (aa)   Labor.  The Company is not involved in any labor dispute or
                 -----
disturbance nor, to the knowledge of the Company, is any such dispute or disturbance threatened; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors which, in either case may reasonably be expected to result in a Material Adverse Effect.

          (bb)   NASDAQ Qualification.  The Common Stock is registered pursuant
                 --------------------
to Section 12(g) of the Exchange Act. The Shares have been duly authorized for quotation on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System ("Nasdaq National Market"). The Company
                                          ----------------------
has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing.

          (cc)   ERISA.  Except as disclosed in the Prospectus, the Company does
                 -----
not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute
          -----     -----------
now, or at any time previously maintained or contributed, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. The Company has not ever completely or partially withdrawn from a "multiemployer plan."

     3.   Representations and Warranties of the Selling Stockholders.  Each of
          ----------------------------------------------------------
the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters and the Company that:

          (a)    Authority.  All consents, approvals, authorizations and orders
                 ---------
necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power-of-Attorney (the "Power-of-Attorney") and the Custody
                                          -----------------
Agreement (the "Custody Agreement") hereinafter referred to, and for the sale
                -----------------
and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power-of-Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder.

          (b)    Execution and Delivery.  This Agreement, the Power-of-Attorney
                 ----------------------
and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Stockholder and each such document constitutes a valid and binding obligation of such Selling Stockholder in accordance with its terms.

          (c)    Consents.  No consent, approval, authorization, order,
                 --------
registration or qualification of or with any court or governmental body is required in connection with the sale of Shares by such Selling Stockholder or the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the Power-of-Attorney and the Custody Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, resignations, or qualification as may be required under the state securities or "blue sky" laws or the by-laws and rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriters.

          (d)    No Conflict.  The sale of the Shares to be sold by such Selling
                 -----------
Stockholder hereunder and the compliance by such Selling Stockholder with all applicable provisions of this Agreement, the Power-of-Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or to which such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter documents or by-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the organization documents of such Selling Stockholder if such Selling Stockholder is another form of entity or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

          (e)    Title to Shares.  Such Selling Stockholder has, and immediately
                 ---------------
prior to the Closing Date and each Additional Closing Date such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder at the Closing Date or Additional Closing Date, as the case may be, free and clear of all liens, claims, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts and other defects in title; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, claims, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts and other defects in title will pass to each of the several Underwriters;

          (f)    Stabilization.  Neither such Selling Stockholder nor any of
                 -------------
such Selling Stockholder's affiliates (as defined in the Act and the Exchange
Act) has taken nor will take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company or to facilitate the sale or resale of any of the Shares; and

          (g)    No Omissions or Misstatements.  To the extent that any
                 -----------------------------
statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to you prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          Each of the Selling Stockholders represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder, to ___________________, as custodian (the "Custodian"), and
                                                                ---------
that such Selling Stockholder has duly executed and delivered a Power-of-Attorney, in the form heretofore furnished to you, appointing ________________ or ___________, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this
           -----------------
Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in
Section 4 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

          Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power-of-Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that his or its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a corporation or other entity, by the dissolution of such corporation or other entity, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trustee should be terminated, or if any such partnership, corporation or other entity should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and the Custody Agreements, and actions taken by the Attorneys-in-Fact pursuant to the Powers-of-Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

     4.   Purchase,  Sale, and Delivery of the Firm Shares, the Additional
          ----------------------------------------------------------------
Shares and the Representatives' Warrant.
---------------------------------------

          (a)    Firm Shares.  On the basis of the representations, warranties,
                 -----------
covenants and agreements of the Company and the Selling Stockholders herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree to sell to the several Underwriters, and the Underwriters agree to purchase from the Company and each of the Selling Stockholders, the number of Firm Shares set forth opposite the respective names of the Underwriters in column (2) of Schedule II hereto.

          (b)    Purchase Price.  The purchase price per Firm Share to be paid
                 --------------
by the several Underwriters shall be $_______. The initial public offering price per Firm Share shall be $______.

          (c)    Payment for Firm Shares.  Payment for the Firm Shares by the
                 -----------------------
several Underwriters shall be made by wire transfer or by certified or official bank checks in New York Clearing House funds (or similar next day funds) payable to the order of the Company and each Selling Stockholder in the applicable amount at the offices of ________________________________________________, or at
such other place as you shall determine and advise the Company by at least two full days' notice in writing, upon delivery of the Firm Shares to you for the respective accounts of the Underwriters (the "Closing"). Such delivery and
                                              -------
payment shall be made at 10:00 A.M., Boston local time, on the fourth business day following the Effective Date (as defined in Section 12), unless postponed in accordance with the provisions of Section 10, or at such other time as shall be agreed upon between you and the Company. The time and date of such delivery and payment are herein called the "Closing Date".
                               ------------

          (d)    Certificates.  Certificates for the Firm Shares shall be
                 ------------
registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company and the Selling Stockholders shall permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

          (e)    Over-allotment Shares.  The Company and the Selling
                 ---------------------
Stockholders hereby grant to the several Underwriters the option to purchase all or a portion of the Additional Shares solely to cover over-allotments, if any, at the same purchase price per share to be paid by the several Underwriters to the Selling Stockholders for the Firm Shares as provided for in this Section 4. The Additional Shares shall be purchased by the several Underwriters from the Company and the Selling Stockholders as provided herein. This option may be exercised only to cover over-allotments in the sale of the Firm Shares by the several Underwriters. This option may be exercised by the several Underwriters on the basis of the representations, warranties, covenants and agreements of the Company and the Selling Stockholders herein contained, but subject to the terms and conditions herein set forth, at any time and from time to time on or before the thirtieth day following the date on which the Registration Statement was declared effective under the Act, by written notice from the Representatives to the Company and the Selling Stockholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, the name or names in which the certificates for the Additional Shares are to be registered, the authorized denominations in which the Additional Shares are to be issued, and the time and date, as determined by the Representatives, when such Additional Shares are to be delivered (such time and date are herein called the "Additional Closing Date"); provided, however, that the Additional Closing
     -----------------------    -----------------
Date shall not be earlier than the Closing Date nor earlier than the second business day after the date on which the notice of the exercise of the option shall have been given nor later than the eighth business day after the date on which such notice shall have been given. If the over-allotment option is exercised with respect to fewer than all of the Additional Shares, it shall be exercised on a pro rata basis among the Company and the Selling Stockholders based on the number of Additional Shares that the Company and each Selling Stockholder intended to sell. The aggregate number of Additional Shares to be sold by the Company and the Selling Stockholders to the Underwriters shall be the number set forth in Schedule II.

          (f)    Payment for Additional Shares.  Payment for the Additional
                 -----------------------------
Shares by the Underwriters shall be made by certified or official bank check in New York Clearing House funds (or similar next day funds) payable to the order of the Company and each Selling Stockholder at the offices of _____________________________ __________________ or at such other place as you shall determine and advise the Company by at least two full days' notice in writing, upon delivery of the Additional Shares to you for the respective accounts of the Underwriters.

          (g)    Representatives' Warrants.  On the basis of the
                 -------------------------
representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, upon the Closing Date the Company will sell to the Representatives, for a consideration of one mil ($.001) per warrant, 180,000 warrants. Each Warrant represents the right to purchase one (1) Share. The Representatives' Warrants and all underlying securities shall be registered in the Registration Statement. The exercise price of each Warrant is a price equal to 120% of the offering price to the public. The Representatives' Warrants shall be exercisable for a period of four years commencing one year after the Closing Date, and shall contain appropriate anti-dilution provisions. Such anti-dilution provisions shall include, without limitation, protection against dilution in both price and percentage of the Company if there is (a) any issuance of shares of common stock or other securities convertible into Common Stock as a dividend or (b) a subdivision or combination of the outstanding shares of Common Stock or other securities convertible into Common Stock as the result of a merger, consolidation, spin-off or otherwise. The Representatives' Warrants shall be in substantially the form filed as Exhibit 1.2 to the Registration Statement.

     5.   Offering.  Upon your authorization of the release of the Firm Shares
          --------
and on or after the date the Registration Statement is declared effective under the Act, the several Underwriters propose to offer the Firm Shares to the public at the initial public offering price as provided for in Section 4(a) (such price being hereinafter called the "public offering price"). After the initial public
                              ---------------------
offering, you may from time to time increase or decrease the public offering price, in your sole discretion, by reason of changes in general market conditions or otherwise.

     6.   Covenants of the Company.  The Company covenants and agrees with the
          ------------------------
several Underwriters that:

          (a)    SEC Effectiveness.  If the Registration Statement has not yet
                 -----------------
been declared effective under the Act, the Company will use its best efforts to cause the Registration Statement to become effective under the Act as promptly as possible. If the Registration Statement has become or becomes effective under the Act with a form of prospectus omitting Rule 430A Information, or filing of the Prospectus is otherwise required under Rule 424(b) of the Regulations, the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) of the Regulations within the time period prescribed and will provide evidence satisfactory to you of such timely filing.

          (b)    Stop Order.  The Company will notify you immediately, and
                 ----------
confirm such notice in writing, (i) when the Registration Statement and any post-effective amendment thereto becomes effective under the Act, (ii) the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any post-effective amendment thereto, the Prospectus, or any amendment or supplement thereto, (iii) of the filing with the Commission of any supplement to the Prospectus, and (iv) the receipt of any notification with respect to a Stop Order or the initiation or threatening of any proceeding with respect to a Stop Order. The Company will use its best efforts to prevent the issuance of any Stop Order and, if any Stop Order is issued, to obtain the lifting thereof as promptly as possible.

          (c)    Compliance.  During the time when a prospectus relating to the
                 ----------
Shares is required to be delivered under the Act or the Regulations, the Company will comply with all requirements imposed upon it by the Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act or the Regulations, any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or counsel for the several Underwriters, the Registration Statement or the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of either of such counsel, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Regulations, the Company will immediately notify you and promptly prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any such amendment declared effective under the Act as soon as possible. After receipt of any such notice, you agree to promptly refrain from making any further offers or sales of the Common Stock pursuant to the Registration Statement until the Registration Statement is appropriately amended or supplemented.

          (d) Registration Statement; Prospectus.  The Company will deliver
              ----------------------------------
without charge to each of the several Underwriters such number of copies of each Preliminary Prospectus as may reasonably be requested by the Underwriters and, as soon as the Registration Statement, or any amendment thereto, becomes effective under the Act or a supplement is filed with the Commission, deliver without charge to you two signed copies of the Registration Statement, including exhibits, or such amendment thereto, as the case may be, and two copies of any supplement thereto, and deliver without charge to each of the several Underwriters such number of copies of the Prospectus, the Registration Statement, and amendments and supplements thereto, if any, without exhibits, as you may request. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Preliminary Prospectus or Prospectus (in each case, as amended or supplemented) furnished to the Underwriters will be identical to the electronic copies filed with the Commission pursuant to EDGAR except to the extent permitted by Regulation S-T.

          (e)    State Qualification.  The Company will endeavor in good faith,
                 -------------------
in cooperation with you, at or prior to the time the Registration Statement becomes effective under the Act, to qualify the Shares, to the extent required, for offering and sale under the "blue sky" or securities laws of such jurisdictions as you may designate and maintain such qualification in effect for so long as is required for the distribution of such Shares; provided, however,
                                                            --------  -------
that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject. In each jurisdiction, where such qualification shall be effected, the Company will, unless you agree in writing that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

          (f)    Earnings Statement.  The Company will make generally available
                 ------------------
(within the meaning of Section 11(a) of the Act and the Regulations) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs under the Act, an earnings statements (which need not be certified by independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Section 11(a) of the Act and the Regulations) covering a period of least twelve months beginning after the date on which the Registration Statement was declared effective under the Act.

          (g)    Additional Sales.  For a period of 180 days after the date of
                 ----------------
the Prospectus, the Company will not, without your prior written consent, directly or indirectly, register, offer, sell, offer to sell, contract to sell, hypothecate, pledge or otherwise dispose of any shares of Common Stock (or any security or other instrument which by its terms is convertible into, exercisable for, or changeable for shares of Common Stock), except for the grant of stock options pursuant to the Company's Stock Option Plan and the issuance of Common Stock upon the exercise of such options, as described in the Prospectus.

          (h)    Periodic Reports.  For a period of five years after the date
                 ----------------
the Registration Statement was declared effective under the Act, the Company will furnish you, without charge, the following:

                 (i) within 90 days after the end of each fiscal year, three copies of financial statements certified by independent certified public accountants, including a balance sheet, statement of income and statement of cash flows of the Company and its then existing subsidiaries, if any, with supporting schedules, prepared in accordance with generally accepted accounting principles, as at the end of such fiscal year and for the 12 months then ended, which may be on a consolidated basis;

                 (ii) as soon as practicable after they have been sent to stockholders of the Company or filed with the Commission or the Nasdaq National Market System (or a similar market), three copies of each annual, quarterly and interim financial and other report or communication sent by the Company to its shareholders or filed with, or furnished to, the Commission or the Nasdaq National Market System (or a similar market); to the extent applicable such reports or documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

                 (iii) as soon as practicable, two copies of every press release issued by the Company in respect of the Company or its affairs; and

                 (iv) such additional documents and information with respect to the Company and its affairs, and the affairs of its subsidiaries, if any, as you may from time to time reasonably request.

          (i)    Use of Proceeds.  The Company will apply the net proceeds
                 ---------------
received by it from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

          (j)    Interim Financial Statements.  The Company will furnish to
                 ----------------------------
you as early as practicable prior to the Closing Date and the Additional Closing Date, if any, as the case may be, but no less than two full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company which, if such interim financial statements are included in the Registration Statement, shall have been reviewed by the Company's independent certified public accountants, as stated in their letters to be furnished pursuant to Section 8(h).

          (k)    Amendments to Registration Statement.  The Company will not
                 ------------------------------------
file any amendment or supplement to the Registration Statement or Prospectus at any time, whether before or after the date on which the Registration Statement was declared effective under the Act, unless such filing shall comply with the Act and the Regulations in all material respects and unless you shall previously have been advised of such filing and furnished with a copy thereof, and you and counsel for the Underwriters shall have approved such filing. Until the later of (i) the completion by you of the distribution of the Firm Shares and the Additional Shares (but in no event more than nine months after the date on which the Registration Statement shall have been declared effective under the Act), and (ii) 25 days after the date on which the Registration Statement shall have been declared effective under the Act, the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Firm Shares and the Additional Shares.

          (l)    Exchange Act Requirements.  The Company will comply, in a
                 -------------------------
timely manner, with all registration, filing, and reporting requirements of the Exchange Act, which may from time to time be applicable to the Company.

          (m)    Registration Statement Undertakings.  The Company will comply
                 -----------------------------------
with all provisions of all undertakings contained in the Registration Statement.

          (n)    Publicity.  Prior to the Closing Date or the Additional Closing
                 ---------
Date, as the case may be, the Company will not issue any press release or other communication, directly or indirectly, or hold any press conference with respect to the Company, the financial condition, results of operations, business. properties, assets or liabilities thereof, or this offering, without your prior written consent, which consent will not be unreasonably withheld.

          (o)    Exchange Act Registration.  The Company will file timely with
                 -------------------------
the Commission an appropriate form to register the Common Stock pursuant to
Section 12(b) or 12(g) under the Exchange Act.

          (p)    Form SR.  The Company will file timely with the Commission
                 -------
accurate reports on Form SR in accordance with Rule 463 of the Regulations or any successor provision.

          (q)    NASDAQ National Market.  The Company will use its best efforts
                 ----------------------
to complete and maintain, for a period of five (5) years from the effective date of the Registration Statement, the listing of the Shares and the Common Stock underlying the options issued under the stock option plans and the Representatives' Warrants on the Nasdaq National Market System or upon another national securities exchange.

          (r)    Closing Binders.  The Company will deliver to you, without
                 ---------------
charge, within a reasonable period after the Additional Closing Date or the expiration of the period in which the Underwriters may exercise the over-allotment option (but in no event later than six (6) months from the date of the Prospectus), such bound volumes of the Registration Statement and all related materials as you may reasonably request.

          (s)    Stock Transfer Information.  For a period of three years after
                 --------------------------
the date on which the Registration Statement is declared effective under the Act, the Company will provide to you, on a confidential basis and at its sole expense, copies of the Company's daily transfer sheets, if so requested by you.

          (t)    Lock-Up Agreements.  The Company will execute a letter
                 ------------------
addressed to the transfer agent for the Company which instructs the transfer agent to note stop transfer instructions with respect to all of the shares of Common Stock which are subject to Lock-Up Agreements. Prior to or simultaneously with the execution and delivery of this Agreement, the Company will obtain a Lock-Up Agreement from each of the Company's stockholders, executive officers and directors. Each such person or entity shall also agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such person or entity, except in compliance with the foregoing restriction.

          (u)    Other Matters.  The Company will do and perform all things
                 -------------
reasonably required or necessary to be done and performed under this Agreement by it prior to the Closing Date and the Additional Closing Date and to satisfy all conditions precedent to the delivery of the Shares.

          (v)    Board of Directors.  At its option, Fechtor Detwiler, following
                 ------------------
the Closing Date and for a period of three (3) years thereafter, may designate a representative to serve on the Company's Board of Directors, and the Company will use its best efforts to cause such designee to be elected to the Board. Alternatively, a representative of Fechtor Detwiler shall be entitled to notice of, to attend as an observer, and to participate in the discussion (but not vote) at all meetings of the Company's Board of Directors; provided, however, that the Company may exclude such observer from portions of any meeting relating to: (i) any matter between the Company and Fechtor Detwiler and (ii) any claim or potential claim by any third party, or matter which may result in a claim or potential claim by a third party, which is to be discussed with Company counsel and with respect to which counsel advises the Board that the presence of such observer could result in a loss of the attorney-client privilege. The Company will reimburse Fechtor Detwiler's designee, whether a director or observer, for all reasonable out-of-pocket travel, lodging, meal and ancillary expenses incurred in attendance at any Board meeting.

          (w)    Employment Agreements.  At the Closing Date, the Company will
                 ---------------------
be a party to employment agreements with each of Bernard Weiss, Julie Heldman, Michael Prince, Robert Fried and Robert Zeichick on terms that are satisfactory to the Representatives.

          (x)    Future Transactions; Rights of First Refusal.  Following the
                 --------------------------------------------
Closing Date and for a period of three (3) years thereafter, Fechtor Detwiler shall have a right of first refusal to provide investment banking or brokerage services with respect to: (i) any public or private offering of securities (including without limitation, debt, equity and convertible instruments) of the Company, (ii) any merger, reorganization, recapitalization, sale, license or other disposition of all or substantially all of the assets of the Company or any acquisition of assets or securities of another (other than in the ordinary course of business) or similar type of transaction, or (iii) any other type of transaction for which the Company desires to engage the services of an investment banker or brokerage firm (collectively, a "Covered Transaction").
In the event that the Company desires to undertake a Covered Transaction it shall first provide written notice of the proposed Covered Transaction, which notice shall describe in reasonable detail the material terms of such Covered Transaction, including without limitation, the proposed terms of compensation of Fechtor Detwiler for its services with respect to the Covered Transaction. Fechtor Detwiler shall have thirty (30) days from receipt of such notice to notify the Company whether it intends to participate in the Covered Transaction. The Company shall promptly comply with all reasonable requests and inquiries for additional information with respect to the Covered Transaction. In the event Fechtor Detwiler does not elect to participate in the Covered Transaction, then the Company may engage the services of another investment banking or brokerage firm for such purposes; provided, however, that (i) the terms of such engagement are no more favorable than those offered to Fechtor Detwiler, (ii) the terms of the proposed Covered Transaction do not materially change from the terms described in the Company's notice to Fechtor Detwiler, and (iii) both the engagement of any such other investment banking or brokerage firm and the commencement of the Covered Transaction occur within six (6) months of the date after which Fechtor Detwiler elected not to participate in such Covered Transaction.

          (y)    Public Relations Firm.   Following the Closing Date and for a
                 ---------------------
period of (2) two years thereafter, the Company agrees to engage a financial public relations firm that is reasonably acceptable to Fechtor Detwiler.

          (z)    Minimum Shareholder Equity.  On the Closing Date, without
                 --------------------------
giving effect to the proceeds from the sale of the Shares, the Company shall have Shareholders' Equity of at least Two Million Dollars ($2,000,000).

     7.   Payment of  Expenses.
          --------------------

          (a)    Expenses of  the Offering.  Whether or not the transactions
                 -------------------------
contemplated in this Agreement are consummated or this Agreement is terminated, the Underwriters hereby agree with the Company that they will bear all of their expenses incurred in connection with syndication and the Company hereby agrees with the several Underwriters that it will pay all other costs and expenses (other than fees of counsel for the Underwriters, except as provided in Section 12(e)) in connection with the sale of the Shares, including (a) the preparation, printing, filing, distribution and mailing of the Registration Statement, as originally filed and all amendments, and the Prospectus and the printing, filing, distribution and mailing of this Agreement, any selected dealers agreement and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and. any amendments or supplements thereto supplied to you in quantities as stated in this Agreement, (b) the issuance, sale, transfer and delivery of the Shares, including any transfer or other taxes payable thereon, (c) the qualification of the Shares under state or foreign "blue sky"or securities laws, including the costs of printing and mailing the preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and its disbursements in connection therewith, (d) the filing fees payable to the Commission, the NASD and the jurisdictions in which such qualification is sought, (e) any fees relating to the listing (and maintaining the listing) of the Shares on the Nasdaq National Market System, (f) the fees of the transfer agent for the Shares, (g) the cost of printing certificates representing the Shares, (h) the cost and charges of any meetings with prospective investors in the Shares, and (i) all other costs and expenses incident to the performance of the

Company's obligations hereunder and not otherwise specifically provided for in this Section. Notwithstanding the foregoing, the Company and the Underwriters will bear their respective portions of all expenses associated with the "road show."

          (b)    Underwriters' Expenses.  Except as specifically provided in
                 ----------------------
paragraph 7(a), the Company will reimburse the Underwriters for their accountable expenses (including without limitation, the fees and expenses of Underwriters' Counsel) incurred in connection with reviewing the Registration Statement and the Prospectus and in otherwise investigating, preparing to market or marketing the Shares; provided, however, that the Company's obligations under this paragraph 7(b) shall not exceed $135,000 in the aggregate.

     8.   Conditions of Underwriters' Obligations.  The obligations of the
          ---------------------------------------
several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject, in your discretion, to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein and in each certificate and document contemplated under this Agreement to be delivered to you, as of the date hereof and as of the Closing Date (or the Additional Closing Date, as the case may be), to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following conditions:

          (a)    SEC Effectiveness. The Registration Statement shall have become
                 -----------------
effective under the Act, and no stop order suspending the effectiveness the Registration Statement or any part thereof shall have issued and no proceeding for that purpose shall have been initiated or threatened by the Commission.

          (b)    Opinion of Company Counsel.  You shall have received, at no
                 --------------------------
cost to you, on the Closing Date and on any later Additional Closing Date, as the case may be, the opinion of Troop Meisinger Steuber & Pasich, LLP, corporate counsel to the Company, dated the Closing Date or such later Additional Closing Date, in the form attached hereto on Appendix B addressed to the Underwriters.
                                     ----------

          (c)    Selling Stockholder Opinion.  The Selling Stockholders shall
                 ---------------------------
have furnished to you, the opinion of Troop Meisinger Steuber & Pasich, LLP counsel for the Selling Stockholders, dated the Closing Date or such later Additional Closing Date, in the form attached hereto on Appendix C, addressed to
                                                        ----------
the Underwriter.

          (d)    Opinion of Underwriters' Counsel.  You shall have received from
                 --------------------------------
Proskauer Rose LLP, Underwriters' Counsel, an opinion or opinions, dated the Closing Date or on any later Additional Closing Date, as the case may be, in form and substance reasonably satisfactory to you, with respect to the sufficiency of all corporate proceedings undertaken by the Company and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as it may have reasonably requested for the purpose of enabling it to pass upon such matters.

          (e)    Other Documents.  On or prior to the Closing Date and the
                 ---------------
Additional Closing Date, as the case may be, you shall have been furnished such additional information, documents, certificates and opinions as you may reasonably require for the purpose of enabling you to review the matters referred to in Section 8(b) and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as you may reasonably request.

          (f) Conformity of Registration Statement.  At the Closing Date or the
              ------------------------------------
Additional Closing Date, as the case may be, (i) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Regulations, and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) there shall have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, no material adverse change, or any development involving a prospective material adverse change, in the business, properties, or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt, or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and the Prospectus indicate might occur after the date on which the Registration Statement becomes effective under the Act, and the Company shall not have incurred any material liabilities or entered into any agreements not in the ordinary course of business, other than as referred to in the Registration Statement and the Prospectus, (iii) except as set forth in the Prospectus, no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation shall be pending, threatened, or in prospect (or any basis therefor) with respect to the Company or any of its operations, businesses, properties or assets which would be required to be set forth in the Registration Statement, and (iv) the Common Stock shall have been approved for listing on the Nasdaq National Market System.

          (g)    Officer's Certificate.  At the Closing Date and the Additional
                 ---------------------
Closing Date, as the case may be, you shall have received a certificate of the Company, executed by the President and the Chief Financial Officer of the Company, dated the Closing Date or such Additional Closing Date, as the case may be, to the effect that, among other things, (i) the conditions set forth in Sections 8(a) and 8(f) have been satisfied, (ii) as of the date of this Agreement and as of the Closing Date or such Additional Closing Date, as the case may be, the representations and warranties of the Company contained herein were and are accurate and correct in all material respects, and (iii) as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

          (h)    Reasonable Satisfaction.  All proceedings taken in connection
                 -----------------------
with the issuance, sale, transfer and delivery of the Shares shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters.

          (i)    Accountant's Comfort Letter.  At the time this Agreement is
                 ---------------------------
executed and at the Closing Date and the Additional Closing Date, as the case may be, you shall have received a letter from the Accountants dated the date of delivery, and addressed to the Underwriters, and in form and substance satisfactory to you:

                 (i) confirming that they are, and during the period covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations and stating that the answer to
Item 13 of the Registration Statement is correct insofar as it relates to them;

                 (ii) stating that, in their opinion, the Financial Statements of the Company included in the Registration Statement and Prospectus and covered by their opinion therein comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                 (iii) stating that, on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes (and consents) of the stockholders and Board of Directors of the Company and committees of such Board of Directors, inquiries to certain officers and other employees of the Company responsible for financial and accounting matters, and other specified procedures and inquiries to a date not more than five (5) business days prior to the date of such letter, nothing has come to their attention that cause them to believe that: (A) the unaudited financial statements of the Company included in the Registration Statement and Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations under the Act of the Exchange Act or are not fairly presented in conformity with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any interim period may have been omitted in accordance with the applicable rules of the Commission under the Exchange Act) applied on a basis consistent with that of the audited financial statements appearing therein; (B) except as contemplated by the Prospectus, there was any change in the capital stock or increase in long-term debt of the Company or any decrease in the net current assets or shareholders' equity of the Company as of the date of the latest available monthly financial statements of the Company or as of a specified date not more than five (5) business days prior to the date of such letter, each as compared with the amounts shown in the March 31, 1997 balance sheet included in the Registration Statement and Prospectus or any change or decrease (which shall be set forth therein) which you, in your sole discretion, shall accept; or (C) there was any decrease in net sales or any decrease in net income or net income per share of Common Stock of the Company, during the period from March 31, 1997 to the date of the latest available monthly financial statements of the Company or to a specified date not more than five business days prior to the date of such letter, as compared with the corresponding period in 1996, other than as properly described in the Registration Statement and the Prospectus or any increase (which shall be set forth therein) which you, in your sole discretion, shall accept; and

                 (iv) stating that they have compared specific numerical data and financial information pertaining to the Company set forth in the Registration Statement, which have been specified by you prior to the date of this Agreement, to the extent that such data and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

          (j)    NASD Matters.  The NASD, upon review of the terms of the public
                 ------------
offering of the Shares, shall not have objected to the Underwriters' participation in such offering nor the terms of compensation of the Representatives.

          (k)    Lock-Up Agreements.  Prior to or on the Closing Date, the
                 ------------------
Company shall have provided to you copies of the Lock-Up Agreements referred to in Section 2(r).

                 Any certificate or other documents signed by any officer of the Company and delivered to the Representatives or to counsel to the Underwriters shall be deemed a representation and warranty by the Company hereunder to the Underwriters as to the statements made therein. If any condition to the Underwriters' obligations hereunder to be fulfilled by the Company prior to or at the Closing Date or any Additional Closing Date, as the case may be, is not so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

     9.   Indemnification and Contribution.
          --------------------------------

          (a)    By the Company and Founding Stockholders.  The Company and the
                 ----------------------------------------
Founding Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (which shall include, for all purposes of this Section 9, but not limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever whether or not in connection with any litigation in which an indemnified party is a party and whether or not involving a third party claim and any and all amounts paid in settlement of any claim or litigation), joint or several, as to which they or any of them may be subject as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged commission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, contained in (A) the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or (B) any application or other document or communication (for purposes of this Section 9, collectively called an "application") executed by, or on behalf of, the Company or based upon
           -----------
written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to qualify the Shares under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange; unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 9(b) by any Underwriter through you expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, (ii) any breach of any representation, warranty, covenant or agreement of the Company or the Founding Stockholders contained in this Agreement, or (iii) any of the matters which were the subject of the Letter of Intent dated March 7, 1997, between the Company and Fechtor Detwiler. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

          (b) By the Selling Stockholders.  Each of the Selling Stockholders,
              ---------------------------
severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent that such statement or omission arises from or is based on information furnished by such Selling Stockholder for use in connection therewith, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with the investigating or defending any such action or claim as such expenses are incurred; provided, however, that (A) the Selling Stockholders shall not be
          --------  -------
liable to any Underwriter under the indemnity agreement of this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus or in the Prospectus as amended or supplemented, and (B) the liability of each Selling Stockholder under the indemnity agreement in this Section 9(b) shall not exceed the product of (i) the purchase price paid by the Underwriters for the Shares and (ii) the number of Shares sold by such Selling Stockholder under this Agreement.

          (c)    Notification and Procedure.  If any action is brought against
                 --------------------------
any Underwriter or any of its officers, directors, partners, employees, agents or counsel, or any controlling persons of any Underwriter (an "indemnified
                                                               -----------
party") in respect of which indemnity may be sought against the Company or any
-----
of the Selling Stockholders pursuant to the foregoing paragraphs, such indemnified party or parties shall promptly notify the Company or such Selling

Stockholder, as the case may be, in writing of the institution of such action (but the failure to so notify, shall not relieve the Company or such Selling Stockholders from any liability it may have other than pursuant to this Section
9) and the Company or such Selling Stockholders shall promptly assume the defense of such action, including, without limitation, the employment of counsel satisfactory to such indemnified party or parties and payment of expenses. Notwithstanding the foregoing, such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties, unless (i) the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder, as the case may be, in connection with the defense of such action, (ii) the Company or such Selling Stockholder, as the case may be, shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or within a reasonable time after notice of commencement of the action, or (iii) the indemnified party or parties shall have reasonably concluded that there are defenses available to it or them not available to the Company or Selling Stockholders, which counsel for the Company or Selling Stockholders would be precluded from asserting. Anything in this Section 9 to the contrary notwithstanding, the Company or such Selling Stockholder, as the case may be, shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company or such Selling Stockholder, as the case may be, shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought thereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company and each of the Selling Stockholders agrees promptly to notify the Representatives of the commencement of any litigation or proceedings against the Company, such Selling Stockholder or any of its officers or directors in connection with the sale of the Shares, the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or any application.

          (d)    By the Underwriters.  Each Underwriter, severally and not
                 -------------------
jointly, agrees to indemnify and hold harmless the Company, each Selling Stockholder, each director of the Company, each officer of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company and Selling Stockholders to the several Underwriters in Section 9(a), but only with respect to statements or omissions, if any, made in the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company with respect to the Underwriters through you expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be; provided, however, that any obligation of any
                                 --------  -------
Underwriter to provide indemnity under the provisions of this Section 9(d) shall not be in excess of the underwriting discount and commission applicable to the Shares purchased by such Underwriter hereunder. For all purposes of this

Agreement, the Company and the Selling Stockholders acknowledge that the statements set forth in the second paragraph under the caption "Underwriting," as they relate to the selling concession and reallowance, constitute the only information furnished in writing by, or on behalf of, any Underwriter expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company, any selling Stockholder or any other person so indemnified based on the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against any Underwriter pursuant to this Section 9(d), any Underwriter shall have the rights and duties given to the Company or such Selling Stockholder, and the Company or such Selling Stockholder and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 9(c).

          (e)    Contribution.  To provide for just and equitable contribution,
                 ------------
if (i) an indemnified party makes a claim for indemnification pursuant to
Section 9(a), 9(b) or 9(d) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed the Registration Statement, and any controlling person of the Company) and the Selling Stockholders, as one entity and the Underwriters (including for this purpose any contribution by, or on behalf of, an indemnified party ), as a second entity, shall contribute to the losses, liabilities, claims, damages and expenses whatsoever to which any of them may be subject, so that the Underwriters are responsible for the proportion thereof equal to the percentage which the underwriting discount per Share set forth on the cover of the Prospectus represents of the initial public offering price per share set forth on the cover page of the Prospectus and the Company is responsible for the remaining portion; provided, however, that if applicable law does not permit
                   --------  -------
such allocation, then other relevant equitable considerations, such as the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission, relates to information supplied by the Company, the Selling Stockholders or by the Underwriters, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company, the Selling Stockholders and the Underwriters agree that it would be unjust and inequitable if the respective obligations of the Company and the Underwriters for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages and expenses (even if the Underwriters and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 9(e). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of any Underwriter shall have the same rights to contribution as such Underwriter and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement, and each director of the Company shall have same rights to contribution as the Company, subject in each case to the provisions of this Section 9(e). Anything in this Section 9(e) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9(e) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

     10.  Default by an Underwriter.
          -------------------------

          (a)    10% or Less.  If any Underwriter or Underwriters shall default
                 -----------
in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates does not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of shares of Firm Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such shares of Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective proportions by which the number of Firm Shares set forth opposite their respective names in
Schedule I hereto bear to the aggregate number of shares of Firm Shares set forth opposite the names of all the non-defaulting Underwriters.

          (b)    Greater than 10%.  In the event that such default relates to
                 ----------------
more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within two
(2) business days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase Additional Shares, shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Section 7, 9 and 12 hereof) or the several Underwriters (except as provided in Sections 9 and 12 hereof), but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters, and the Company for damages occasioned by its or their default hereunder.

          (c)    Closing Matters.  In the event that the Firm Shares or
                 ---------------
Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or additional Closing Date, as the case may be, for a period, not exceeding five
(5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and the Additional Shares.

     11.  Representations and Agreements to Survive Delivery.  All
          --------------------------------------------------
representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Closing Date and any Additional Closing Date, and such representations, warranties, covenants and agreements of the Underwriters and the Company and the Selling Stockholders, including the agreements contained in
Section 6, the indemnity and contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by, or on behalf of, the Company or any person or entity which is entitled to be indemnified under Section 9(d), and shall survive delivery of the Firm Shares or the Additional Shares. In addition, the provisions of Sections 7, 9, 11, 12, 13, 15 and 16 shall survive termination of this Agreement, whether such termination occurs before or after the Closing Date or any Additional Closing Date.

     12.  Effective Date of This Agreement and Termination Thereof.
          --------------------------------------------------------

          (a)    Effective Date.  This Agreement shall become effective upon the
                 --------------
later of (i) 9:30 A.M., [Boston] local time, on the first full business day following the day on which the Registration Statement becomes effective under the Act or (ii) the execution of this Agreement (the "Effective Date").
                                                       --------------

          (b)    Failure to Price.  If the purchase price of the Firm Shares has
                 ----------------
not been determined as provided for in Section 4 prior to 4:30 P.M., [Boston] local time, on the fourth full business day after the date on which the Registration Statement was declared effective under the Act, this Agreement may be terminated at any time thereafter either by you or by the Company by giving notice to the other unless before such termination the purchase price for the Firm Shares has been so determined. If the purchase price of the Firm Shares has not been determined prior to 4:30 P.M., Boston local time, on the tenth full business day after the date on which the Registration Statement was declared effective under the Act, this Agreement shall automatically terminate forthwith.

          (c)    Termination Events.  In addition to the right to terminate this
                 ------------------
Agreement pursuant to Section 8 hereof, you shall have the right to terminate this Agreement at any time prior to the Closing Date or any Additional Closing Date, as the case may be, by giving notice to the Company if (i) any domestic or international event, act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the securities markets; or (ii) if there shall have been a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or any regional stock exchange or in the over-the-counter market; or (iii) if there shall have been an outbreak or increase in the level of major hostilities or other national or international calamity; or (iv) if a banking moratorium has been declared by a state or federal authority; or (v) if a moratorium in foreign exchange trading by major international banks or persons has been declared; or (vi) if there shall have been a material interruption in the mail service or another means of communications within the United States; or (vii) if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion make it inadvisable to proceed with the offering, sale or delivery of the Shares; or (viii) if any material governmental restrictions shall have been imposed on trading in securities in general, which restrictions are not in effect on the date hereof; or (ix) if there shall be passed by the Congress of the United States or by any state legislature any act or measure, or adopted by any governmental body or authoritative accounting institute or board, or any governmental executive orders, rules or regulations, which you believe are likely to have a material adverse effect on the business, financial condition or financial statements of the Company or the market for any of the Company's securities; or (x) if there shall have been such change in the market for Company's securities or securities in general or in political, financial or economic conditions as in your judgment makes it inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus; or (xi) the Company or any Selling Stockholder shall have failed, refused or been unable to perform in any material respect any agreement or covenant on its, his or her part to be performed hereunder, failed to satisfy any condition required to be performed or satisfied by it, he or she, or breached in any material respect any representation or warranty contained herein; or (xii) if in your judgment any Material Adverse Effect shall have occurred since the respective dates as of which information is given in the Registration Statement or the Prospectus.

          (d)    Notice.  If you elect to prevent this Agreement from becoming
                 ------
effective, as provided in this Section 12, or to terminate this Agreement pursuant to Section 8 or this Section 12, you shall notify the Company and the Selling Stockholders promptly by telephone, telex, telegram or facsimile, confirmed by letter. If, as so provided, the Company or the Selling Stockholders elect to prevent this Agreement from becoming effective or to terminate this Agreement, the Company or the Selling Stockholders, as the case may be, shall notify you promptly by telephone, telex, telegram or facsimile, confirmed by letter.

          (e)    Failure of Conditions.  Anything in this Agreement to the
                 ---------------------
contrary notwithstanding other than Section 12(f), the sole liability of the Company to you, in addition to the obligations the Company assumed pursuant to
Section 7, if this Agreement shall not become effective by reason of: (i) an election by you pursuant to Section 12(c)(xi), will be to reimburse the Underwriters for such out-of-pocket expenses (including the fees and disbursements of Underwriters' counsel and "blue sky" expenses) as shall have been incurred by them in connection with this Agreement or the proposed offer, sale and delivery of the Shares, or (ii) any other reason, will be to reimburse the Underwriters for such out-of-pocket blue sky fees and expenses (including the fees and disbursements of blue sky counsel) as shall have been incurred by them. Upon demand the Company agrees to pay promptly the full amount due to you under this paragraph.

          (f)    Survival of Provisions.  Notwithstanding any election hereunder
                 ----------------------
or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 7, 9, 11 and 13 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

     13.  Notices.  All communications hereunder, except as may be otherwise
          -------
specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to Fechtor, Detwiler & Co., Inc., [155 Federal Street, Boston, Massachusetts, Attention: Mr. Sheldon Fechtor,] with a copy to Proskauer Rose LLP, 2255 Glades Road, Suite 340 West, Boca Raton, Florida 33431, Attention:
Christopher C. Wheeler and Donald E. Thompson, II, or, if sent to the Company or any Selling Stockholder, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to Signature Eyewear, Inc., 498 N. Oak Street, Inglewood, CA 09302, Attention: Michael Prince, with a copy to Troop Meisinger Steuber & Pasich, LLP, 10940 Wilshire Boulevard, 8/th/ Floor, Los Angeles, California 90024, Attention: Alan Spatz.

     14.  Parties.  This Agreement shall inure solely to the benefit of, and
          -------
shall be binding upon the several Underwriters, the Selling Stockholders and the Company and the persons and entities referred to in Section 9 who are entitled to indemnification or contribution, and their respective successors, legal representatives and assigns (which shall not include any buyer, as such, of the Shares), and no other person shall, have or be construed to have, any legal or equitable right, remedy or claim under, or in respect of, or by virtue of this Agreement or any provision herein contained. Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters are several and not joint.

     15.  Partial Unenforceability.  The invalidity or unenforceability of any
          ------------------------
Section, paragraph or provision of this Agreement shall not effect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as is necessary to make it valid and enforceable.

     16.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the internal laws of The Commonwealth of Massachusetts without giving effect to be laws pertaining to conflicts of laws.

     17.  Submission to Jurisdiction.  The Company and the Selling Stockholders
          --------------------------
hereby irrevocably submit to the exclusive jurisdiction of any state or federal court sitting in the County of Suffolk, The Commonwealth of Massachusetts in connection with any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby. The Company each hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any such action or proceeding brought in any court and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     18.  General.  This Agreement may be executed in one or more counterparts,
          -------
each of which, when so executed and delivered, shall be deemed to be an original, but all of which when taken together, shall constitute one and the same document binding on all of the parties thereto. Transmission by telecopier of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart, provided that the party so delivering such counterpart shall, promptly after such delivery, deliver the original of such counterpart of this Agreement to the other party thereto.



                     [Signatures appear on following page]

     If the foregoing correctly sets forth the understanding between you, the Selling Stockholders and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                             Very truly yours,

                             SIGNATURE EYEWEAR, INC.


                             By:
                                ---------------------------------------------
                                  Julie Heldman, Co-Chairman of the Board
                                  and President


                             SELLING STOCKHOLDERS
                             (named in Schedule II to this Agreement)


                             By:
                                ---------------------------------------------

                                   Attorney-in-Fact

Accepted as of the date first above written:

FECHTOR, DETWILER & CO., INC.


By:
   -------------------------------------------

      On behalf of itself and the
      other several Underwriters
      named in Schedule I hereto.

Boston, Massachusetts

                                  SCHEDULE I


                                                       NUMBER OF FIRM SHARES
NAME OF UNDERWRITER                                       TO BE PURCHASED
-------------------                                  --------------------------


Fechtor, Detwiler & Co., Inc.

Van Kasper & Company

                                                            ---------

                  Total                                     1,800,000
                                                            =========

                                  SCHEDULE II

(1)                                        (2)           (3)
                                                       ADDITIONAL
SELLING STOCKHOLDERS                   FIRM SHARES       SHARES
--------------------                   -----------     ----------
 The Weiss Family                         132,954       134,617
 Trust*

 Edward Weiner                             19,400        19,642

 Daniel Warren                             19,400        19,642

 Robert Fried                              11,123        11,262

 Robert Zeichick                           11,123        11,262

 Michael Prince                             6,000         6,075
                                          -------       -------
                                          200,000       202,500**


_________________
* Including for purposes of the Lock-Up Agreements, Bernard L. Weiss and Julie Heldman.

**   An additional 67,500 Shares shall be purchased from, and sold by, the
Company.

                                   APPENDIX A

                        Public Offering of Common Stock
                        -------------------------------


                               ____________, 1997

Fechtor Detwiler & Co., Inc.
2255 Glades Road, Suite 234-W
Boca Raton, FL  33431

Dear Sirs:

             This letter agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between Signature Eyewear, Inc., a California corporation (the "Company"), certain Selling Stockholders named therein and you as one of the Representatives of the Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.001 par value ("Common Stock"), of the Company.

             In order to induce you to enter into the Underwriting Agreement, the undersigned agrees not to offer, sell, pledge, hypothecate or contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly (collectively, "transfer"), any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exchangeable for, shares of Common Stock for a period of one year following the day on which the Underwriting Agreement is executed without your prior written consent, other than: (i) shares of Common Stock transferred as bona fide gifts, and pursuant to which the recipient agrees in writing to be bound by the terms of this letter to the same extent as the undersigned; (ii) transfers in connection with a merger of the Company or a tender offer to all of the stockholders of the Company for control of the then outstanding shares of Common Stock; and (iii) the transfer of up to 104,000 shares in the aggregate, if such transfer is after 180 days following the effective date of the Registration Statement.

             If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this letter agreement shall likewise be terminated.

                         Yours very truly,



                         [Signature]
                         [Name and address]

                                   APPENDIX B

                  Opinion of Corporate Counsel to the Company.
                  -------------------------------------------

        [Note:  Defined terms have the same meanings as ascribed to such terms in the Underwriting Agreement.]

     Troop Meisinger Steuber & Pasich, LLP shall opine to the effect that:

        (A) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California;

        (B) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

        (C) To the knowledge of such counsel, the Company does not own or control, directly or indirectly, any corporation, association or other entity;

        (D) The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, of which there are outstanding no shares of Preferred Stock and [5,200,527] shares of Common Stock (including the Company Firm Shares). The issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable, and have not been issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right known to such counsel;

        (E) The Shares to be issued by the Company pursuant to the Agreement and the Representatives' Warrant have been duly authorized and will be, upon issuance and delivery against payment therefor in accordance with the terms hereof, validly issued, fully paid and nonassessable, and, to the knowledge of such counsel, the stockholders of the Company do not have any preemptive right, co-sale right, registration right, right of first refusal or other similar right, which rights have not previously been waived or complied with, in connection with the purchase or sale of any of the Shares. Upon payment for and delivery of the Shares in accordance with the terms of this Agreement, and assuming that the Underwriters are acquiring the Shares in good faith and without notice of any "adverse claim" (as such term is used in Section 8102 of the Uniform Commercial Code as in effect in the State of California), the Underwriters will receive title to the Shares purchased by them from the Company, free and clear of any adverse claims;

        (F) The terms and provisions of the capital stock of the Company conform to the description thereof contained in the Registration Statement and the Prospectus, and the information in the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale", to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions, and the form of certificate evidencing the Common Stock complies with the applicable provisions of California law;

        (G) The statements in the Registration Statement and the Prospectus summarizing statutes, rules and regulations, including the California Corporation Law and the description of the Articles of Incorporation and By-laws are accurate and fairly and correctly present the information required to be presented by the Act or the Rules and Regulations in all material respects; and such counsel does not know of any statutes, rules or regulations required to be described in the Registration Statement or the Prospectus that are not described or referred to therein as required;

        (H) The Company has full corporate power and authority to enter into the Underwriting Agreement and to issue, sell and deliver to the Underwriters the Company Firm Shares, the Additional Shares, and the Representatives' Warrant, as the case may be, to be issued and sold by it thereunder;

        (I) The Underwriting Agreement and the Representatives' Warrant have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except that rights to indemnity and contribution thereunder may be limited by applicable laws or equitable principles and except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

        (J) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

        (K) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements, financial data and supporting schedules included therein, as to which no opinion is expressed) comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations and to such counsel's knowledge, there are no agreements, contracts, leases or documents of a character required to be described in, or filed as an exhibit to, the Registration Statement which are not described or filed as required by the Act and the applicable Rules and Regulations;

        (L) The statements under the captions "Risk Factors -- Substantial Dependence Upon Laura Ashley License," "-- Approval Requirements of Brand-Name Licensors," "-- Limitations on Ability to Distribute Other Brand-Name Eyeglass Frames," "Management -- Limitation of

Liability and Indemnification Matters" (insofar as such statements relate to indemnification under California law) and the statements set forth in the last paragraph under each of "Business -- Products -- Laura Ashley Eyewear, Jean Nate Eyewear, Hart Schaffner & Marx Eyewear and Eddie Bauer Eyewear" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are a fair summary and correctly present, in all material respects, the information called for with respect to such documents and matters; provided that such counsel shall be entitled to rely on representations of the Company with respect to certain factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects;

        (M) The execution, delivery and performance of the Agreement, the Representatives' Warrant, and the consummation of the transactions therein contemplated do not and will not (a) conflict with or result in a breach of any of the terms or provisions of or, constitute a default under, the Articles of Incorporation or By-laws of the Company, any agreement or document filed as an exhibit to the Registration Statement (the "Material Contracts"), or any California or Federal statute, rule or regulation applicable to the Company (except that no opinion need to be expressed with respect to compliance with federal and state securities laws) or (b) to the knowledge of such counsel, result in the creation or imposition of any lien or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, any Material Contract or other agreement or instrument of the Company (including all license agreements) identified by the Company for review in the attached Officer's Certificate or (c) to the knowledge of such counsel, conflict with or result in a violation or breach of, or constitute a default under, any applicable license, authorization, approval, permit, judgment, franchise, order, writ or decree of any court or governmental agency or body;

        (N) The Company is not in violation of its Articles of Incorporation or By-laws;

        (O) To such counsel's knowledge, there are no pending or threatened actions, suits, claims, proceedings or investigations that would limit, revoke, cancel, suspend, or cause not to be renewed any existing license, certificate, registration, approval or permit, known to such counsel, from any state, federal, or regulatory authority that is material to the conduct of the business of the Company as presently conducted, or that is of a character otherwise required to be disclosed in the Registration Statement or the Prospectus under the Act or the applicable Rules and Regulations which is not so disclosed;

        (P) No transfer taxes are required to be paid in connection with the sale or delivery to the Underwriters of the Company Firm Shares or the Additional Shares;

        (Q) The Company will not, upon consummation of the transactions contemplated by this Agreement, be an "investment company, or a "promoter" or "principal underwriter" for, a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended; and

        (R) The Shares issued and sold by the Company have been duly approved for quotation by the Nasdaq National Market.

        In addition, such counsel shall include a statement to the effect that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which caused them to believe that, at the time the Registration Statement became effective the Registration Statement (except as to financial statements, financial and statistical data and supporting schedules contained therein, as to which no opinion is expressed) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later Additional Closing Date, as the case may be, the Registration Statement or the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        [Counsel rendering the foregoing may rely (i) as to questions of law not involving the laws of the State of California or the United States upon opinions of local counsel, and (ii) representations or certificates of officers of the Company and of governmental officials, as the case may be, in which case its opinion is to state that it is so doing and that it has no actual knowledge of any material misstatement or inaccuracy in such opinions, representations or certificates, and that they believe that they and the Underwriters are justified in relying on such opinions or certificates. Copies of any opinion, representation or certificate so relied upon shall be delivered to you and to Underwriters' Counsel.]

                                   APPENDIX C


                Opinion of Counsel to the Selling Stockholders.
                ----------------------------------------------

        [Note:  Defined terms have the same meanings as ascribed to such terms in the Underwriting Agreement.]

         [Further Note:  If desired, this opinion may be combined with the opinion set forth in Appendix B]

     Troop Meisinger Steuber & Pasich shall opine to the effect that:

        1. The Agreement, the Power of Attorney, and the Custody Agreement have been duly executed and delivered by or on behalf of each Selling Stockholder; each Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in the Underwriting Agreement the Selling Stockholder Shares being sold by such Selling Stockholder thereunder; and the Agreement, the Power of Attorney and the Custody Agreement constitute the legal, valid and binding agreement of each such Selling Stockholder and are enforceable against each such Selling Stockholder in accordance with their respective terms, except that rights to indemnity and contribution thereunder may be limited by applicable law or equitable principles and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws thereof relating to or affecting creditors' rights generally or by general equitable principles.

        2. Upon delivery on behalf of each of the Selling Stockholders to the Underwriters of certificates for the Selling Stockholder Shares being sold hereunder by such Selling Stockholder against payment therefor as provided herein, the Underwriters will acquire all the rights of such Selling Stockholder to such Selling Stockholder Shares and will acquire such Selling Stockholder Shares free and clear of any "adverse claim" (as such term is used in Section 8201 of the Uniform Commercial Code as in effect in the State of California), assuming the Underwriters acquire such Selling Stockholder Shares in good faith and without notice of any such "adverse claim".

        3. No consent, approval, authorization or order of any federal or California court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the Blue Sky of any jurisdiction in connection with the purchase and distribution of the Selling Stockholder Shares by the Underwriters and such other approvals (specified in such opinion) as have been obtained.

        4. Neither the sale of the Selling Stockholder Shares being sold by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument actually known to such counsel and to which any Selling Stockholder is a party or bound, or any judgment, order or decree actually known to such counsel to be applicable to any Selling Stockholder of any federal State court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder.

                                      C-2